UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		September 12, 2012

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9172	34-1505819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 449-9600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.
On September 12, 2012, NACCO Industries, Inc., referred to as NACCO, and Hyster-Yale Materials Handling, Inc., referred to as Hyster-Yale, a wholly owned subsidiary of NACCO, approved the Separation Agreement.
Pursuant to the terms of the Separation Agreement, NACCO will spin-off its materials handling business to the stockholders of NACCO, referred to as the Spin-Off. The Spin-Off is subject to several conditions, including the tax treatment of the Spin-Off, effectiveness of the registration statement under applicable federal securities laws and the listing of the Class A common on the NYSE.
Contingent on the conditions contained in the Separation Agreement, NACCO will make a distribution of all of the outstanding shares of Hyster-Yale common stock to holders of NACCO common stock as of 5:00 p.m. Eastern Time on September 25, 2012, the record date. NACCO will distribute one share of Hyster-Yale Class A common stock, par value $0.01 per share, and one share of Hyster-Yale Class B common stock, par value $0.01 per shares, for each share of NACCO common stock, whether Class A common stock or Class B common stock.
The Separation Agreement contains representations and warranties regarding, among others, authorization and validity of the agreement and the facts and actions relating to the tax treatment of the Spin-Off. The Separation Agreement also contains provisions regarding employee matters, directors and officers insurance and indemnification provisions.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described above, the Board of Directors of NACCO has approved the Spin-Off. In the Spin-Off, the NACCO stockholders will receive shares in Hyster-Yale, the parent company of NACCO Materials Handling Group, Inc., referred to as NMHG, the U.S. operating company of our materials handling business.

On September 12, 2012, the Boards of Directors of NACCO and Hyster-Yale, along with the Compensation Committees of NACCO, Hyster-Yale, NMHG and The North American Coal Corporation, a wholly-owned subsidiary of NACCO referred to as NA Coal, took several actions in anticipation of the Spin-Off. The effectiveness of each of these actions is contingent on the consummation of the Spin-Off, referred to as the Spin-Off Date.
Departure of, and Appointment of, Directors

Michael E.Shannon and Eugene Wong will resign from the Board of Directors of NACCO and the boards of directors of NACCO's principal subsidiaries, effective as of, and contingent upon, the Spin-Off Date.

David B. H. Williams and James A. Ratner have been elected, effective as of, and contingent upon, the Spin-Off Date, as members of the Board of Directors of NACCO and each of its principal subsidiaries (NA Coal, Hamilton Beach Brands, Inc. and The Kitchen Collection, LLC). Mr. Williams, who is the son-in-law of Alfred M. Rankin, Jr., the Chairman, President and Chief Executive Officer of NACCO, will be a member of the Finance Committee of the NACCO Board of Directors. Mr. Ratner will be a member of the NACCO Finance, Compensation and Audit Review Committees. Mr. Ratner is independent, as such term is defined in the listing standards of the New York Stock Exchange and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, referred to as the Exchange Act.

Messrs. Williams and Ratner will receive an annual retainer, meeting and committee fees and other forms of compensation for their services as directors consistent with the compensation of the other non-employee directors, as disclosed in NACCO's definitive proxy statement that was filed on March 16, 2012, Commission File Number 1-9172.

Appointment and Departure of Executive Officers

On September 12, 2012, the Board of Directors of NACCO appointed the following individuals to the offices indicated which appointments will be effective as of, and contingent upon, the Spin-Off Date:

J.C. Butler, Jr.	Senior Vice President-Finance, Treasurer and Chief Administrative Officer
Robert L. Benson	President and Chief Executive Officer of The North American Coal Corporation
Gregory L. Trepp	President and Chief Executive Officer of Hamilton Beach Brands, Inc.

Kenneth C. Schilling, the current Vice-President and Controller and principal financial officer of NACCO, will resign effective on the Spin-Off Date as the principal financial officer of NACCO and J.C. Butler, Jr., the newly-appointed Senior Vice-President - Finance, Treasurer and Chief Administrative Officer of NACCO will become the principal financial officer of NACCO at the Spin-Off Date. In addition, effective as of, and conditioned upon, the Spin-Off Date, Michael P. Brogan, President and Chief Executive Officer of NMHG and Colin Wilson, Vice President and Chief Operating Officer of NMHG and President, Americas of NMHG will no longer be named executive officers of NACCO as a result of the Spin-Off.
Compensatory Arrangements for Officers

Following the Spin-Off, Mr. Rankin will be employed by both NACCO and Hyster-Yale. He will be Chairman, President and Chief Executive Officer of both NACCO and Hyster-Yale. As a result, the unpaid portion of his 2012 base salary and cash in lieu of perquisites for periods following the Spin-Off Date will be reduced to 40% of the amounts previously approved by the NACCO Compensation Committee to reflect the fact that his time will be divided between his duties for NACCO and his duties for Hyster-Yale. The remaining 60% of his 2012 base salary and cash in lieu of perquisites for the period following the Spin-Off Date will be paid by Hyster-Yale. Mr. Rankin's 2012 incentive compensation will also be adjusted, as described below.
Mr. Schilling will not receive any compensation from NACCO after the Spin-Off Date.
Mr. Butler is currently age 51. He is the son-in-law of Mr. Rankin. Mr. Butler has served as an officer of NACCO and its subsidiaries since prior to 2007. Specifically, Mr. Butler has served as: Senior Vice-President - Finance, Treasurer and Chief Administrative Officer of NACCO (from September 2012); Vice-President-Corporate Development and Treasurer of NACCO (from May 1997 to August 2012); Manager, Corporate Development of NACCO (from May 1995 to April 1997); Senior Vice-President, Project Development and Administration of NA Coal (from January 2010 to present); Senior Vice-President-Project Development of NA Coal (from May 2008 to December 2009) and Treasurer of Hyster-Yale and NMHG (from August 2011 to September 2012).
Mr. Butler is currently employed by NMHG. As of the Spin-Off Date, he will be an employee of NACCO. Mr. Butler's compensation for 2012 will not be increased as a result of the change. He will continue to receive the target total compensation and salary that were approved by the NMHG Compensation Committee effective January 1, 2012 as shown on the following table and as further described in NACCO's proxy statement:

Executive Officer	(A) Salary Midpoint ($)(%)	(B) Cash in Lieu of Perquisites ($)(%)	(C) Short-Term Plan Target ($)(%)	(D) Long-Term Plan Target ($)(%)	(A)+(B)+(C)+(D) Target Total Compensation ($)	2012 Salary
J.C. Butler, Jr.	$349,400	$20,000	$157,230	$281,267	$807,897	$320,000

Mr. Butler will continue to participate in the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective March 1, 2012), referred to as the NACCO Equity LTIP. However, instead of continuing his participation in the NACCO Annual Incentive Compensation Plan (Effective January 1, 2012) which is sponsored by NMHG and referred to as the NMHG Annual Plan, he will participate in the newly established NACCO Industries, Inc. Annual Incentive Compensation Plan (Effective as of the Spin-Off Date), referred to as the NACCO Annual Plan, as described below.
Changes to Executive Retirement Plans

The NACCO Compensation Committee and the NMHG Compensation Committee adopted amendments to certain non-qualified retirement plans for the benefit of Alfred M. Rankin, Jr., who is currently the Chairman, President and Chief Executive Officer of NACCO and the Chairman of Hyster-Yale and NMHG. Following the Spin-Off, Mr. Rankin will be employed by both NACCO and Hyster-Yale. He will be Chairman, President and Chief Executive Officer of each of NACCO and Hyster-Yale.
Prior to the Spin-Off, Mr. Rankin was a participant in the NMHG Excess Retirement Plan, referred to as the NMHG Excess Plan. Under the NMHG Excess Plan, Mr. Rankin receives before-tax, matching and profit sharing benefits that he is unable to receive from a qualified retirement plan due to various Internal Revenue Service limits. He also receives a small additional retirement benefit under the NMHG Excess Plan. As of the Spin-Off Date, Mr. Rankin will no longer participate in the NMHG Excess Plan. Rather, his benefits under the NMHG Excess Plan will be divided and spun-off to form two new plans, (1) the NMHG Executive Excess Retirement Plan, which is sponsored by NMHG and referred to as the NMHG Executive Plan and (2) the NACCO Executive Excess Retirement Plan, which is sponsored by NACCO and referred to as the NACCO Executive Plan.
The vesting, interest and payment terms of the NACCO Executive Plan and the NMHG Executive Plan are identical to those contained in the NMHG Excess Plan. The benefits that are provided to Mr. Rankin under the NACCO Executive Plan and the NMHG Executive Plan replace the benefits that were provided under the NMHG Excess Plan except for changes to the formulas for providing profit sharing and matching benefits under the NACCO Executive Plan, as described in the plan. In addition, Mr. Rankin will no longer make any before-tax contributions under the NMHG Executive Plan or the NACCO Executive Plan for compensation earned on or after January 1, 2013.
On September 12, 2012, the NACCO Compensation Committee adopted the NACCO Executive Plan and the NMHG Compensation Committee adopted the NMHG Executive Plan and an amendment to the NMHG Excess Plan to make the foregoing changes to Mr. Rankin's retirement benefits.
On September 12, 2012, the NA Coal Compensation Committee adopted an amendment to the NA Coal Excess Retirement Plan which amendment permits the NACCO employees (other than Mr. Rankin, but including Mr. Butler) to participate in the plan following the Spin-Off.
Incentive Compensation Plans

Annual Incentive Compensation Plans

Messrs. Rankin and Butler are currently participants in the NMHG Annual Plan. At the beginning of 2012, the NACCO and NMHG Compensation Committees approved the performance target and objective for the 2012 performance period, as well as the target awards for all participants, including Messrs. Rankin and Butler.
On September 12, 2012, the NMHG Compensation Committee adopted an amendment to the NMHG Annual Plan that permits awards to be offset by the indebtedness of a participant to the employer and also makes technical changes required as a result of the Spin-Off, including eliminating all references to "NACCO" and adding appropriate references to "Hyster-Yale." On September 12, 2012, the NMHG Compensation Committee also rescinded the 2012 target awards for all employees who are transferring employment from NMHG to NACCO as of the Spin-Off Date, other than Mr. Rankin, but including Mr. Butler. With respect to Mr. Rankin's 2012 award under the NMHG Annual Plan, the NMHG and Hyster-Yale Compensation Committees did not change his target award but intend to pro-rate the final award based on his pre-spin service with the NACCO-wide group and his post-spin service with Hyster-Yale.
On September 12, 2012, the NACCO Compensation Committee adopted the NACCO Annual Plan. The NACCO Annual Plan provides benefits that are substantially similar to those provided under the NMHG Annual Plan, except that the 2012 awards do not qualify for the performance based exception under Section 162(m) of the Internal Revenue Code, referred to as Code Section 162(m). The adoption of the NACCO Annual Plan is subject to the approval by the stockholders of NACCO at the May, 2013 NACCO stockholders' meeting. If such approval is not received by July 1, 2013, any target awards issued on or after January 1, 2013 will be rescinded.
The NACCO Annual Plan provides that each participant is eligible to earn a target incentive award during a specified performance period. The final payout for each individual under the NACCO Annual Plan is generally based on the participant's target award measured against established performance criteria for the performance period, which performance criteria may differ for different classifications of participants. The NACCO Compensation Committee, in its discretion, may increase or decrease awards under the plan and may approve the payment of awards where performance would otherwise not meet the minimum criteria set for payment of awards, except that awards (or portions thereof) granted on or after January 1, 2013 that are intended to be “qualified performance-based awards” under Code Section 162(m) may not be increased.
On September 12, 2012, the NACCO Compensation Committee determined that 100% of the awards under the NACCO Annual Plan for 2012 will be based on NACCO's adjusted consolidated return on total capital employed. On the same date, the NACCO Compensation Committee approved 2012 target awards for all eligible employees who are transferring employment from NMHG to NACCO as of the Spin-Off Date. For those employees other than Mr. Rankin, but including Mr. Butler, the 2012 target awards under the NACCO Annual Plan are identical to the 2012 target awards that were approved by the NMHG Compensation Committee under the NMHG Annual Plan. For Mr. Rankin, the 2012 target award under the NACCO Annual Plan is pro-rated based solely on service with NACCO and its subsidiaries following the Spin-Off Date.
Final incentive awards under the NACCO Annual Plan for 2012 will be determined by the NACCO Compensation Committee following December 31, 2012 and such awards will be paid during the period from January 1, 2013 through March 15, 2013 to participants in cash, less applicable withholdings.
Long-Term Incentive Compensation Plans

NACCO Long-Term Plans

On September 12, 2012, the NACCO Board of Directors adopted an amendment to the NACCO Equity LTIP, which amendment (i) permits awards to be offset by the indebtedness of a participant to the employer; (ii) allows participants to request an early release of the transfer restrictions on up to 35% of award shares that were granted more than two years prior to the date of the request; and (iii) makes technical changes required as a result of the Spin-Off. The NACCO Board also approved similar changes to the release of transfer restrictions under the NACCO Industries, Inc. Supplemental Executive Long-Term Incentive Bonus Plan, referred to as the NACCO Supplemental Equity LTIP.
Messrs. Rankin and Butler are currently participants in the NACCO Equity LTIP. At the beginning of 2012, the NACCO Compensation Committee approved the performance target and objective for the 2012 performance period, as well as the target awards for all participants, including Messrs. Rankin and Butler.
With respect to Mr. Rankin's 2012 award under the NACCO Equity LTIP, the NACCO Compensation Committee did not change his target award but intends to pro-rate the final award based on his pre-spin service with the NACCO-wide group and his post-spin service with the NACCO-wide group, excluding Hyster-Yale. No changes were made to Mr. Butler's 2012 target award or to the performance objective and performance target under the NACCO Equity LTIP for 2012.

In accordance with the powers granted to the NACCO Compensation Committee under the NACCO Equity LTIP with respect to making adjustments due to stock splits, reorganizations and similar extraordinary corporate events, the NACCO Compensation Committee approved a change in the method of determining the number of shares that will be distributed for 2012 and 2013 awards by using a formula that takes into account the aggregate stock price of both NACCO and Hyster-Yale shares. Specifically:

▪
The “Average Award Share Price” under the NACCO Equity LTIP for the 2012 performance period will be calculated as the lesser of (i) $91.539 (the 2011 average) or (ii) the sum of (A) the average of the closing price per share of NACCO class A common stock on the NYSE for each week during 2012 prior to the Spin-Off Date plus (B) the average of the closing price per share of a hypothetical “NACCO/HY Composite Share” for each week during 2012 following the Spin-Off Date. The NACCO/Hyster-Yale Composite Share value is determined by adding the week-end closing value of (X) the post-Spin-Off Date NACCO Class A Common Stock plus (Y) two times the week-end closing value of the Hyster-Yale Class A common stock.

▪	Final Award payments under the NACCO Equity LTIP will be calculated as follows:

1.
The NACCO Compensation Committee will use the fair market value (using the average of the high and low traded value on the NYSE) of the NACCO/HY Composite Share on the date the NACCO Compensation Committee grants the awards to the participants to determine the initial dollar value of the shares to be awarded to participant under the NACCO Equity LTIP.

2.
The dollar value determined in Step 1 above will then be divided by the fair market value (using the average of the high and low traded value on the NYSE) of the NACCO Class A common stock on the date the award is approved by the NACCO Compensation Committee to determine the number of shares of NACCO Class A common stock that should be awarded to the participant under the NACCO Equity LTIP.

3.	The dollar value of any fractional share amount will be paid in cash.

Similar methodology will be used when calculating the 2013 awards. In addition, for 2012 awards, the NACCO Compensation Committee will allow participants who are not "covered employees" under Internal Revenue Code Section 162(m) to elect a cash/equity allocation of 50%/50% under the NACCO Equity LTIP, in lieu of the usual 35%/65% cash/equity allocation.

Hyster-Yale Long-Term Plans

On September 12, 2012, the Hyster-Yale Board of Directors adopted (1) the Hyster-Yale Materials Handling, Inc. Long-Term Equity Incentive Plan, referred to as the Hyster-Yale Equity LTIP and (2) the Hyster-Yale Materials Handling, Inc. Supplemental Long-Term Equity Incentive Plan, referred to as the Hyster-Yale Supplemental Equity LTIP for the benefit of senior management employees of Hyster-Yale and its subsidiaries after the Spin-Off Date, including Messrs. Rankin and Schilling. On September 12, 2012, NACCO, the sole shareholder of Hyster-Yale, approved the adoption of the Hyster-Yale Equity LTIP and the Hyster-Yale Supplemental Equity LTIP, referred to collectively as the Hyster-Yale Equity Plans.
The adoption of the Hyster-Yale Equity Plans is subject to the approval by the stockholders of Hyster-Yale at the May 2013 Hyster-Yale stockholders' meeting. If such approval is not received by July 1, 2013, any target awards issued on or after January 1, 2013 will be rescinded. The Hyster-Yale Equity Plans will be administered by the Hyster-Yale Compensation Committee, which will also designate eligible participants each year.
Dollar-denominated target level awards under the Hyster-Yale Equity LTIP will be made to participants for performance periods of one or more years (or portions thereof) in amounts determined pursuant to performance goals and a formula that will be based on specified performance objectives. Awards under the Hyster-Yale Equity

LTIP will be paid partly in cash and partly in shares of Hyster-Yale's Class A common stock, the transfer of which is generally restricted for a period of ten years (or such shorter time as determined under the plan). The number of award shares is determined by dividing the stock component of the award by the average share price. For purposes of calculating the average share price for 2012 and 2013 awards, the Hyster-Yale Compensation Committee agreed to use the value of a hypothetical "NACCO/Hyster-Yale Composite Share" in the same manner as will be used under the NACCO LTIP. The Hyster-Yale Compensation Committee will also allow non-Code Section 162(m) “covered employees” to elect a cash/equity allocation of 50%/50% for 2012 awards.
The terms of the Hyster-Yale Equity LTIP are substantially identical to the terms of the NACCO Equity LTIP, including, without limitation, the special rules for calculating the average award share price and final awards for the 2012 and 2013 performance periods. The major substantive difference is that non-U.S. participants (if any) may receive 100% of their award in cash. The maximum amount that may be awarded to a single participant under the Hyster-Yale Equity LTIP for a single performance period is the greater of $12 million or the fair market value of 50,000 award shares. The number of shares authorized for issuance under the plan is 750,000.
On September 12, 2012, the Hyster-Yale Compensation Committee determined that 100% of the awards under the Hyster-Yale Equity LTIP for 2012 will be based on Hyster-Yale's adjusted consolidated return on total capital employed for the period from the Spin-Off Date through December 31, 2012. On the same date, the Hyster-Yale Compensation Committee approved 2012 target awards for certain eligible employees who were designated as plan participants. For Mr. Rankin, the 2012 target award under the Hyster-Yale Equity LTIP is pro-rated based solely on service with Hyster-Yale and its subsidiaries following the Spin-Off Date.
The Hyster-Yale Supplemental Equity LTIP gives the Hyster-Yale Compensation Committee the discretion to reward key employees, including Mr. Rankin, with equity compensation in the form of Hyster-Yale Class A common stock for extraordinary service or results. The Hyster-Yale Supplemental LTIP is substantially identical to the NACCO Supplemental Equity LTIP except that the Hyster-Yale Supplemental Equity LTIP specifically permits the “one off” grant of a specified number of shares to a single participant or group of participants at any time. Shares granted under the Hyster-Yale Supplemental Equity LTIP may be subject to transfer restrictions for a period of time selected by the Hyster-Yale Compensation Committee. The maximum amount that may be awarded to a single participant for a calendar year is the greater of $1 million or the fair market value of 10,000 award shares. The number of shares authorized for issuance under the Hyster-Yale Supplemental Equity LTIP is 100,000.
The NMHG Executive Plan, Amendment No. 1 to the NMHG Excess Plan, Amendment No. 1 to the NMHG Annual Plan, the Hyster-Yale Equity Plans and copies of the form agreements to the Hyster-Yale Equity Compensation Plans are listed as exhibits to this Current Report on Form 8-K as Exhibits 10.1, 10.3, 10.5, and 10.9-10.12 and are hereby incorporated into this Item 5.02 by reference. The NACCO Executive Plan, Amendment No. 1 to the NA Coal Excess Retirement Plan, the NACCO Annual Incentive Plan, Amendment No. 1 to the NACCO Equity LTIP and an amended form agreement to the NACCO Supplemental Equity LTIP are attached to this Current Report as Exhibits 10.2, 10.4, 10.6, 10.7 and 10.8 and incorporated into this Item 5.02 by reference.  The foregoing summary is qualified in its entirety by reference to the full text of the exhibits.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit Description
10.1
NACCO Materials Handling Group, Inc. Executive Excess Retirement Plan (Effective as of the Spin-Off Date) is incorporated by reference to Exhibit 10.71 to Hyster-Yale Materials Handling, Inc.'s Amendment No. 3 to the Registration Statement on Form S-1, dated September 13, 2012, Commission File No. 333-182388.

10.2	NACCO Industries, Inc. Executive Excess Retirement Plan (Effective as of the Spin-Off Date).
10.3
Amendment No. 1 to the NACCO Materials Handling Group, Inc. Excess Retirement Plan (Amended and Restated Effective January 1, 2012) is incorporated by reference to Exhibit 10.30 to Hyster-Yale Materials Handling, Inc.'s Amendment No. 3 to the Registration Statement on Form S-1, dated September 13, 2012, Commission File No. 333-182388.

10.4	Amendment No. 1 to The North American Coal Corporation Excess Retirement Plan (Effective January 1, 2008).
10.5
Amendment No. 1 to the NACCO Annual Incentive Compensation Plan (Effective January 1, 2012), sponsored by NACCO Materials Handling, Group, Inc. is incorporated by reference to Exhibit 10.28 to Hyster-Yale Materials Handling, Inc.'s Amendment No. 3 to the Registration Statement on Form S-1, dated September 13, 2012, Commission File No. 333-182388.

10.6	The NACCO Industries, Inc. Annual Incentive Compensation Plan (Effective as of the Spin-off Date), sponsored by NACCO Industries, Inc.
10.7	Amendment No. 1 to the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective March 1, 2012).
10.8	Form Award Agreement for the NACCO Industries, Inc. Supplemental Executive Long-Term Incentive Bonus Plan (Amended and Restated Effective March 1, 2012).
10.9
Hyster-Yale Materials Handling, Inc. Long-Term Equity Incentive Plan (Effective as of the Spin-Off Date) is incorporated by reference to Exhibit 10.65 to Hyster-Yale Materials Handling, Inc.'s Amendment No. 3 to the Registration Statement on Form S-1, dated September 3, 2012, Commission File No. 333-182388.

10.10
Form Award Agreement for the Hyster-Yale Materials Handling, Inc. Long-Term Equity Incentive Plan (Effective as of the Spin-Off Date) is incorporated by reference to Exhibit 10.66 to Hyster-Yale Materials Handling, Inc.'s Amendment No. 3 to the Registration Statement on Form S-1, dated September 13, 2012, Commission File No. 333-182388.

10.11
Hyster-Yale Materials Handling, Inc. Supplemental Long-Term Equity Incentive Plan (Effective as of the Spin-Off Date) is incorporated by reference to Exhibit 10.67 to Hyster-Yale Materials Handling, Inc.'s Amendment No. 3 to the Registration Statement on Form S-1, dated September 13, 2012, Commission File No. 333-182388.

10.12
Form Award Agreement for the Hyster-Yale Materials Handling, Inc. Supplemental Long-Term Equity Incentive Plan (Effective as of the Spin-Off Date) is incorporated by reference to Exhibit 10.68 to Hyster-Yale Materials Handling, Inc.'s Amendment No. 3 to the Registration Statement on Form S-1, dated September 13, 2012, Commission File No. 333-182388.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 17, 2012		NACCO INDUSTRIES, INC.

		By:	/s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit Description
10.1
NACCO Materials Handling Group, Inc. Executive Excess Retirement Plan (Effective as of the Spin-Off Date) is incorporated by reference to Exhibit 10.71 to Hyster-Yale Materials Handling, Inc.'s Amendment No. 3 to the Registration Statement on Form S-1, dated September 13, 2012, Commission File No. 333-182388.

10.2	NACCO Industries, Inc. Executive Excess Retirement Plan (Effective as of the Spin-Off Date).
10.3
Amendment No. 1 to the NACCO Materials Handling Group, Inc. Excess Retirement Plan (Amended and Restated Effective January 1, 2012) is incorporated by reference to Exhibit 10.30 to Hyster-Yale Materials Handling, Inc.'s Amendment No. 3 to the Registration Statement on Form S-1, dated September 13, 2012, Commission File No. 333-182388.

10.4	Amendment No. 1 to The North American Coal Corporation Excess Retirement Plan (Effective January 1, 2008).
10.5
Amendment No. 1 to the NACCO Annual Incentive Compensation Plan (Effective January 1, 2012), sponsored by NACCO Materials Handling, Group, Inc. is incorporated by reference to Exhibit 10.28 to Hyster-Yale Materials Handling, Inc.'s Amendment No. 3 to the Registration Statement on Form S-1, dated September 13, 2012, Commission File No. 333-182388.

10.6	The NACCO Industries, Inc. Annual Incentive Compensation Plan (Effective as of the Spin-off Date), sponsored by NACCO Industries, Inc.
10.7	Amendment No. 1 to the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective March 1, 2012).
10.8	Form Award Agreement for the NACCO Industries, Inc. Supplemental Executive Long-Term Incentive Bonus Plan (Amended and Restated Effective March 1, 2012).
10.9
Hyster-Yale Materials Handling, Inc. Long-Term Equity Incentive Plan (Effective as of the Spin-Off Date) is incorporated by reference to Exhibit 10.65 to Hyster-Yale Materials Handling, Inc.'s Amendment No. 3 to the Registration Statement on Form S-1, dated September 3, 2012, Commission File No. 333-182388.

10.10
Form Award Agreement for the Hyster-Yale Materials Handling, Inc. Long-Term Equity Incentive Plan (Effective as of the Spin-Off Date) is incorporated by reference to Exhibit 10.66 to Hyster-Yale Materials Handling, Inc.'s Amendment No. 3 to the Registration Statement on Form S-1, dated September 13, 2012, Commission File No. 333-182388.

10.11
Hyster-Yale Materials Handling, Inc. Supplemental Long-Term Equity Incentive Plan (Effective as of the Spin-Off Date) is incorporated by reference to Exhibit 10.67 to Hyster-Yale Materials Handling, Inc.'s Amendment No. 3 to the Registration Statement on Form S-1, dated September 13, 2012, Commission File No. 333-182388.

10.12
Form Award Agreement for the Hyster-Yale Materials Handling, Inc. Supplemental Long-Term Equity Incentive Plan (Effective as of the Spin-Off Date) is incorporated by reference to Exhibit 10.68 to Hyster-Yale Materials Handling, Inc.'s Amendment No. 3 to the Registration Statement on Form S-1, dated September 13, 2012, Commission File No. 333-182388.